KEYSTONE FINANCIAL, INC.
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN

     I.     Purpose of the Plan.

            The Keystone Financial, Inc. Supplemental Deferred Compensation Plan ("Plan") is an unfunded deferred compensation arrangement to provide supplemental post-employment or retirement benefits solely for a select group of management or highly compensated employees employed by Keystone Financial, Inc. ("KFI"), its subsidiaries and affiliated corporations ("Employers").

     II.    Administration of the Plan.

            (a) The Plan shall be administered by the Human Resources Department of KFI ("Human Resources Department").

            (b) Decisions and determinations by the Human Resources Department concerning the Plan shall be final and binding upon all parties. The Human Resources Department shall have the authority to interpret the Plan, to make all determinations reserved hereunder to the Employers, to establish and revise rules and regulations relating to the Plan, and to make any other determinations that are authorized herein or that it believes are necessary or advisable for the administration of the Plan.

     III.  Participation

            The Human Resources Committee of the Keystone Financial, Inc. Board of Directors or such person or persons as the Committee shall designate (the "Selection Committee") shall have the exclusive power to select solely from the management and highly compensated employees of the Employers the individual participants to receive benefits under the Plan. The Selection Committee shall complete a separate Benefit Schedule in the form attached hereto as Appendix "A" for each employee selected to be a participant in the Plan.

     IV.   Amount of Benefit.

            The Selection Committee shall have the exclusive power to determine the benefit to be paid by any Employer to a participant under the Plan. The benefit of each participant under the Plan shall be set forth on the Benefit Schedule. The Benefit Schedule must be completed by the Human Resources Department and made a part of this Plan before any benefit under the Plan may be paid to such participant.

     V.   Time and Terms of Payment.

            The Selection Committee shall have the exclusive power to determine the time when payment of any benefit under the Plan shall commence, the manner in which such benefit shall be paid and the terms or conditions which must be met in order for the participant to qualify for such benefit. The time, terms and conditions of payment shall be set forth on the Benefit Schedule which is completed by the Human Resources Department and made part of this Plan.

   VI.  Survivor Benefits.

            The Plan is for the exclusive benefit of the participants selected to receive benefits under the Plan pursuant to Article III hereof. No other person, including the participant's surviving spouse, his surviving children, or his estate, shall have any interest in any benefit under the Plan except to the extent specifically provided in the Benefit Schedule prepared with respect to the participant by the Human Resources Department and made a part of this Plan.

  VII.  Non-Competition.

     If the Benefit Schedule with respect to the individual participant incorporates by reference this noncompetition provision, and if, without the written consent of the Human Resources Department, the participant at any time after his termination of employment with the Employers, and prior to the time he has received all of any benefit due hereunder engages in or becomes associated with, directly or indirectly, either the stockholder, director, officer, partner, proprietor, employee, agent, advisor or consultant, any business which in the opinion of the Human Resources Department competes in any way with the business of the Employers (as such businesses were conducted at the time the participant's termination of employment occurred), the Employers shall be relieved of all further obligations hereunder and all amounts then remaining unpaid under the Plan shall be forfeited. The Human Resources Department shall provide written notice of this determination to the participant. However, nothing herein shall prevent the participant from investing in the securities of any competing company which are publicly traded so long as the participant's investment does not give him or her any voice in the management or conduct of the affairs of such company.

     VIII.  Forfeiture for Fraud.

              Notwithstanding anything herein to the contrary, if the participant shall be discharged or he resigns due to an act of fraud, theft, embezzlement or misrepresentation affecting the finances of the Employers, all amounts to be paid to such participant under the Plan shall be forfeited and the Employers shall be relieved of any and all obligations hereunder.

     IX.   Failure to Locate.

             If the Human Resources Department shall be unable, within one year after any benefit becomes payable to any person under the Plan, to make distribution to such person because of the Human Resources Department's inability to ascertain his or her whereabouts by mailing to the last-known address of such person on the records of the Employers and such person has not made written claim thereof before the expiration of the one-year period, then the Human Resources Department shall declare all rights of such person under the Plan to be forfeited as of such date as the Human Resources Department shall determine.

     X.     Relation to Other Plans.

             The benefit of the participant under the Plan shall be in addition to any benefits paid or payable to or on account of the participant under any other pension, disability, equity, annuity or retirement plan or policy whatsoever. Nothing herein contained shall in any manner modify, impair or affect any existing or future rights of the participant to receive any employee benefits to which he would otherwise be entitled or to participate in any current or future pension plan of the Employers or any other supplemental arrangement which constitutes a part of the participant's regular compensation structure. However, any benefits credited under the Plan shall not be deemed part of the participant's total compensation for the purpose of computing benefits to which he may be entitled under any pension plan or other supplemental compensation arrangement, unless such plan or arrangement specifically provides to the contrary.

     XI.    Prohibition Against Funding.

              Should the Employers elect to acquire any investment in connection with the liabilities assumed under the Plan or to establish any reserves on its books, it is expressly understood and agreed that the participant shall not have any right with respect to, or claim against, any such asset or reserve nor shall any acquisition of an asset or establishment of a reserve create a trust of any kind or any fiduciary relationship between the Employers and the participant, his heirs personal representatives or assigns. Any such assets shall be and remain a part of the general, unpledged and unrestricted assets of the Employers subject to the claims of its general creditors. The participant shall be required to look to the provisions of the Plan and to the Employers for enforcement of any and all benefits due under the Plan and to the extent any person acquires a right to receive any payments under the Plan, such right shall be no greater than the right of any unsecured, general creditor of the Employers.

     XII.  General Provisions.

             (a) No benefit or payment under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and no attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be valid. Nor shall any such benefit or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such benefit or payment, except to such extent as may be required by law. If any person entitled to a benefit or payment under the Plan becomes bankrupt or attempts to anticipate, alienate, sell , transfer, assign, pledge, encumber or charge any benefit or payment under the Plan, in whole or in part, or if any attempt is made to subject any such benefit or payment, in whole or in part, to the debts, contracts, liabilities, engagements or torts of the person entitled to any such benefit or payment, then such benefit or payment, in the discretion of the Human Resources Department shall cease and terminate with respect to such person, and the Human Resources Department in such case shall hold or apply the same or any part thereof for the benefit of any dependent, relative or beneficiary of such person, in such manner and proportion as the Human Resources Department shall deem proper.

             (b) The establishment of the Plan shall not be construed to confer upon the participant the legal right to be retained in the employ of the Employers or give the participant, or any other person, any right to any payment whatsoever, except to the extent of the benefit provided for hereunder. The participant shall remain subject to discharge to the same extent as if the Plan had never been adopted.

            (c) If the Human Resources Department determines that any person to whom a benefit is payable under the Plan is incompetent by reason of age or physical or metal disability, the Human Resources Department shall have the power to cause the payments becoming due to such person to be made to another for his benefit without any responsibility to see to the application of such payments. Any payment made pursuant to such power shall, as to the amount of such payment, operate as a complete discharge of the Employers.

            (d) If at any time any doubt exists as to the identity of any person entitled to any payment hereunder or the amount or time of such payment, the Human Resources Department shall be entitled to hold such sum as a segregated amount in trust until such identity, amount or time is determined or until an order of a court of competent jurisdiction is obtained. The Human Resources Department shall also be entitled to pay such sum into court in accordance with the appropriate rules of law.

            (e) No liability shall attach to or be incurred by any officer, director or employee of the Employers under or by reason of the terms, conditions and provisions contained in the Plan, or for the acts or decisions taken or made thereunder or in connection therewith; and as a condition precedent to the establishment of the Plan or the receipt of benefits thereunder, or both, such liability, if any, is expressly waived and released by the participant and by any and all persons claiming under or through the participant or any other person. Such waiver and release shall be conclusively evidenced by any act of participation in or the acceptance of benefits under the Plan.

            (f) Any notices required or permitted to be given under the Plan shall be sufficient if in writing and if sent by registered or certified mail to the last-known address of the participant as shown on records of the Human Resources Department as the case may be.

            (g) The Plan shall be governed by and construed and administered under the laws of the Commonwealth of Pennsylvania.

            (h) The Plan shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns. In the event of a merger, consolidation, or reorganization involving the Employers, the Plan shall continue in force and become an obligation of the successor or successors of KFI, its subsidiaries or affiliated corporations.

            (i) If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included therein.

            (j) The Article headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall they affect the Plan or the construction of any provision thereof.

            (k) The Plan shall be evidenced by this document and the separate Benefit Schedule executed by each participant which together shall set forth the full extent of any obligation of the Employers to such participant.

     TO RECORD the adoption of the Plan, Keystone Financial, Inc. on behalf of the Employers has caused this instrument to be executed on this _____ day of December, 1991.


ATTEST:                                       KEYSTONE FINANCIAL, INC.


____________________________________          By_______________________________

                                   APPENDIX A

                                BENEFIT SCHEDULE
                                     TO THE
                            KEYSTONE FINANCIAL, INC.
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN


Participant Information:

          Name _________________________________________________________________

          Social Security Number _______________________________________________

          Home Address _________________________________________________________

          ______________________________________________________________________

          Employer _____________________________________________________________

          Position _____________________________________________________________

          Annual Total Compensation ____________________________________________

          Date of Retirement ___________________________________________________


Amount of Benefit: _____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Time and Terms of Payment: _____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Survivor Benefits: _____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Non-Competition Requirements: __________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Acceptance by Participant:

     By executing this Benefit Schedule, the undersigned acknowledges that the preceding description of benefits represents his of her entire agreement with KFI for supplemental post-employment or retirement benefits in accordance with the terms of the Keystone Financial, Inc. Supplemental Deferred Compensation Plan, which terms are incorporated herein by reference.


                                             Participant


                                             ---------------------------

                                             Date: ______________________


Accepted by Human Resources

--------------------------------------

Date _________________________________